 As filed with the Securities and Exchange Commission on January 12, 1999
                                                      Registration No. 33-38461
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                          Pre-Effective Amendment No.                       [_]
                                                                            [X]
                     Post-Effective Amendment No. 12
                                    and/or
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                                                                            [X]
                             Amendment No. 14
                       (Check appropriate box or boxes)

                                 ------------

                         NICHOLAS-APPLEGATE FUND, INC.
            (Formerly Nicholas-Applegate Growth Equity Fund, Inc.)
              (Exact name of registrant as specified in charter)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)
      Registrant's Telephone Number, including Area Code: (973) 367-7530

                          Deborah A. Docs, Esq.
                             Gateway Center Three
                              100 Mulberry Street
                         Newark, New Jersey 07102-4077
              (Name and Address of Agent for Service of Process)
                 Approximate date of proposed public offering:
                  As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                           (check appropriate box):

                         [_] immediately upon filing pursuant to paragraph (b)

                         [_] on (date) pursuant to paragraph (b)

                         [X] 60 days after filing pursuant to paragraph (a)

                         [_] on (date) pursuant to paragraph (a) of Rule 485.
                         [_] 75 days after filing pursuant to paragraph
                             (a)(ii).
                         [_] on (date) pursuant to paragraph (a)(ii) of Rule
                             485.
                         If appropriate, check the following box:
                         [_] this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

Title of Securities Being Registered . . . . Shares of common stock, par value
                                $.01 per share.

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


     FUND TYPE:
     _________________________________
     Stock

     INVESTMENT OBJECTIVE:
     _________________________________
     Capital Appreciation


     NICHOLAS-APPLEGATE
     GROWTH EQUITY FUND, INC.

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     PROSPECTUS: MARCH  , 1999


     As with all mutual funds, filing this pro-spectus with the Securities and Exchange
     Commission does not mean that the SEC has judged this Fund a good investment, nor has the SEC determined that this pro-spectus is complete or accurate. It is a criminal offense to state otherwise.

                                  [LOGO OF PRUDENTIAL INVESTMENTS APPEARS HERE]

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   TABLE OF CONTENTS
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
   1 Risk/Return Summary
   1 Investment Objective and Principal Strategies
   1 Principal Risks
   2 Evaluating Performance
   3 Shareholder Fees and Expenses
   5 How the Fund Invests
   5 Investment Objective and Policies
   5 Other Investments
   6 Additional Strategies
   7 Investment Risks
   9 How the Fund is Managed
   9 Manager
   9 Investment Adviser
   9 Portfolio Manager
  10 Distributor
  10 Year 2000 Readiness Disclosure
  11 Fund Distributions and Tax Issues
  11 Distributions
  12 Tax Issues
  13 If You Sell or Exchange Your Shares
  14 How to Buy, Sell and Exchange Shares of the Fund
  14 How to Buy Shares
  22 How to Sell Your Shares
  26 How to Exchange Your Shares
  28 Financial Highlights
  28 Class A Shares
  31 Class B Shares
  33 Class C Shares
  34 Class Z Shares
  35 The Prudential Mutual Fund Family
     For More Information (Back Cover)

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   NICHOLAS APPLEGATE GROWTH EQUITY FUND              (800) 225-1852

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   RISK/RETURN SUMMARY
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This section highlights key information about the NICHOLAS-APPLEGATE GROWTH
EQUITY FUND, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. We normally invest primarily in the common stock of U.S. companies.
  To achieve our objective, we look for securities that will provide investment returns above those of the Standard & Poor's 500 Stock Index (the S&P 500). We intend to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. [As of December 30, 1998, the middle 90% included companies with market capitalizations between approximately $1.6 billion and $10.7 billion.] Market capitalization of a Company is the total market price of its publicly traded equity securities, and the market capitalization of companies in the index will change over time. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since the Fund invests primarily in stocks, there is the risk that the price of any stock we own could go down, or pay lower-than-expected dividends. Generally, the stock prices of medium-sized and small companies are less stable than large companies, although this is not always the case. The Fund's net asset value may be subject to above average fluctuations.
  In addition to an individual stock losing value, there is the risk that the value of the equity markets as a whole could go down, which could affect the value of all of the Fund's stock investments. Some of our investment strategies also involve risk. Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "Investment Risks."
  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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WE'RE GROWTH EQUITY
INVESTORS
In deciding which stocks to buy, we use what is known as a growth equity investment style. That is, we invest in stocks of companies that we expect to enter into an accelerating earnings period, to attract increasing institutional sponsorship or to demonstrate strong price appreciation relative to their industries and to broad market averages.

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                                                                        1
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   RISK/RETURN SUMMARY
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EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The fol-lowing bar chart and table show the Fund's performance for each full calendar year of operation for the last 10 years. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURNS (CLASS B SHARES/1/)

                                 [BAR GRAPH]

1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

----------------
1 These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown.

 AVERAGE ANNUAL RETURNS (AS OF 12-31-98/1/)

                     1 YR 5 YRS 10 YRS      SINCE INCEPTION
  Class A shares     - -%  - -%    n/a - -% (since 4-9-87)
  Class B shares     - -%  - -%   - -% - -% (since 6-10-91)
  Class C shares     - -%   n/a    n/a - -% (since 8-1-94)
  Class Z shares     - -%   n/a    n/a - -% (since 3-18-97)
  S&P 500/2/         - -%  - -%   - -% n/a
  Lipper Average/3/  - -%  - -%   - -% n/a

1 The Fund's returns are after deduction of sales charges and expenses.

2 The Standard & Poor's 500 Stock Index--an unmanaged index of 500 stocks of large U.S. companies--gives a broad look at how stock prices have performed. These returns do not include the effect of any sales charges, and would be lower if they did. S&P 500 returns since the inception at each class are % for Class A, % for Class B, % for Class C and % for Class Z shares.
  Source: Lipper, Inc.

3 The Lipper Mid-Cap Funds Average gives the average return of all mutual funds in the Lipper Mid-Cap Fund category. These returns do not include the effect of any sales charges, and would be lower if they did. Lipper returns since the inception of each class are % for Class A, % for Class B, % for Class C and % for Class Z shares. Source: Lipper, Inc.

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     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

      2
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   RISK/RETURN SUMMARY
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SHAREHOLDER FEES AND EXPENSES
This table shows the sales charges, fees and expenses for each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges-- known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

 SHAREHOLDER FEES/1/ (PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                CLASS A CLASS B CLASS C CLASS Z
  Maximum sales charge (load) on purchases (as       5%    None      1%    None
   a percentage of offering price)/1/

  Maximum deferred sales charge (load) on          None   5%/2/   1%/3/    None
   sales (as a percentage of the lower of
   original purchase price or sale proceeds)

  Maximum sales charge (load) on reinvested        None    None    None    None
   dividends and other distributions

  Redemption fees                                  None    None    None    None

  Exchange fee                                     None    None    None    None

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
-------------------------------------------------------------------------------
                                                CLASS A CLASS B CLASS C CLASS Z
  Management fees                                  .95%    .95%    .95%    .95%
  + Distribution (12b-1) and service fees       .30%/4/   1.00%   1.00%    None
  + Other expenses                                  - -     - -     - -     - -
  = TOTAL ANNUAL FUND OPERATING EXPENSES            - -     - -     - -     - -

1 Your broker may charge you a separate or additional fee for purchases and sales of shares.

2 The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by
  1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

3 The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.

4 The Distributor of the Fund has voluntarily reduced its distribution and service fees for Class A shares to .25 of 1% of the average daily net assets of the Class A shares. It may terminate this voluntary reduction at any time without notice. With this reduction, Total annual Fund operating expenses for class A shares are . %.

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                                                                        3

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   RISK/RETURN SUMMARY
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EXAMPLE
This example will help you compare the fees and expenses of the Fund's dif-ferent share classes and compare the cost of investing in the Fund with the cost of investing in other mutual Funds.
  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                     1 YR 3 YRS 5 YRS 10 YRS
  Class A shares     $- -  $- -  $- -   $- -
  Class B shares/1/  $- -  $- -  $- -   $- -
  Class C shares     $- -  $- -  $- -   $- -
  Class Z shares     $- -  $- -  $- -   $- -

You would pay the following expenses on the same investment if you did not sell your shares:

--------------------------------------------------------------------------------

                     1 YR 3 YRS 5 YRS 10 YRS
  Class A shares     $- -  $- -  $- -   $- -
  Class B shares/1/  $- -  $- -  $- -   $- -
  Class C shares     $- -  $- -  $- -   $- -
  Class Z shares     $- -  $- -  $- -   $- -

1 Class B shares will automatically convert to Class A shares approximately seven years after purchase.

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     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

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   HOW THE FUND INVESTS
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INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is CAPITAL APPRECIATION. This means we seek investments that will increase in value. While we make every effort to achieve our objective, we can't guarantee success.
  In pursuing our objective, we normally invest at least 90% of the Fund's total assets in a diversified portfolio of equity securities--primarily in the COMMON STOCK of companies that we believe will provide investment returns above those of the S&P 500. This means that we focus on securities whose increase in price plus dividends, as a percentage of the current stock price, are higher than the average for the stocks that make up the S&P 500.
  We buy common stock of companies with market capitalizations (total market price of publicly traded equity securities) corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. As of December 30, 1998, the middle 90% included companies with capitalization between approximately $1.6 billion and $10.7 billion. Capitalizations of companies in the Index will change with market conditions and company prospects.
  For more information, see "Investment Risks" and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The State-ment of Additional Information--which we refer to as the SAI--contains addi-tional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
  The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change invest-ment policies that are not fundamental.

OTHER INVESTMENTS
We may also make the following investments to increase the Fund's returns or protect its assets if market conditions warrant.

--------------------------------------------------------------------------------
WE USE A GROWTH-EQUITY MANAGEMENT APPROACH
Our growth equity investment strategy uses a bottom-up (company-by-company) stock selection process. Our portfolio management team uses three strict criteria in selecting stocks: evidence of positive fundamental change, sustainable earnings growth and timeliness of investment. Our sell discipline is non-emotional. When a stock fails to meet these three criteria, it is replaced with a more appropriate candidate. Using these guidelines, we focus on companies with the potential to generate the earnings growth necessary to provide long-term capital appreciation.

--------------------------------------------------------------------------------

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                                                                        5
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   HOW THE FUND INVESTS
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MONEY MARKET INSTRUMENTS
Under normal circumstances, the Fund may invest up to 10% of its total assets in MONEY MARKET INSTRUMENTS. Money-market instruments include the commercial paper of U.S. corporations, short-term obligations of U.S. banks, certificates of deposit and short-term obligations issued or guaranteed by the U.S. govern-ment or its agencies.
  If we believe it is necessary, we may temporarily invest up to 100% of the Fund's assets in money market instruments. Investing heavily in these securi-ties limits our ability to achieve capital appreciation, but may help to pre-serve the Fund's assets when the equity markets are unstable. The Fund will only purchase money market instruments in one of the two highest short-term quality ratings of a nationally recognized statistical rating organization.

REPURCHASE AGREEMENTS
The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.

ADDITIONAL STRATEGIES
The Fund is also authorized to hold foreign securities and illiquid securities, purchase put and call options, borrow money, lend its securities, and use cer-tain other strategies. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these strategies and restric-tions, see the SAI.

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     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

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   HOW THE FUND INVESTS
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INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no excep-tion. This chart outlines the key risks and potential rewards of the Fund's principal investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

 INVESTMENT TYPE
 % OF FUND'S TOTAL     RISKS                    POTENTIAL REWARDS
 ASSETS

 COMMON STOCK OF     . Individual stocks      . Historically,
 U.S. COMPANIES        could lose value         stocks have
                                                outperformed
                                                other investments
                                                over the long
                                                term

                     . The equity markets
 At least 65%, but     could go down          . Generally, eco-
 normally 90%          resulting in a           nomic growth
                       decline in value of      means higher cor-
                       the Fund's invest-       porate profits,
                       ments                    which leads to an
                                                increase in stock
                     . Companies that pay       prices, known as
                       dividends may not        capital apprecia-
                       do so if they don't      tion
                       have profits or        . May be one source
                       adequate cash flow       of dividend
                                                income
                     . Changes in economic
                       or political condi-
                       tions, both
                       domestic and
                       international
                       resulting in a
                       decline in value of
                       the Fund's invest-
                       ments

                     . The Fund's net
                       asset value may be
                       subject to above-
                       average fluctua-
                       tions because
                       greater than
                       average risk will
                       be assumed in
                       investing in compa-
                       nies to achieve
                       higher than average
                       capital growth

--------------------------------------------------------------------------------
 PORTFOLIO           . The Fund's invest-     . May result in
 TURNOVER              ment policies may        increased short-
                       result in high           term capital
 Percentage varies     portfolio turnover       gains
                       rates, increased
                       brokerage commis-
                       sions and other
                       transaction costs




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                                                                        7
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   HOW THE FUND INVESTS
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 INVESTMENT TYPE (CONT'D)
 % OF FUND'S TOTAL     RISKS                    POTENTIAL REWARDS
 ASSETS

 MONEY MARKET        . Limits potential       . May preserve the
 INSTRUMENTS           for capital appre-       Fund's assets
                       ciation

 Up to 100% on a     . Credit Risk -- the
 temporary basis       risk that the bor-
                       rower can't pay
                       back the money bor-
                       rowed or make
                       interest payments

                     . Market Risk -- the
                       risk that bonds or
                       other debt instru-
                       ments may lose
                       value in the market
                       because interest
                       rates change or
                       there is lack of
                       confidence in the
                       borrower

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     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

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   HOW THE FUND IS MANAGED
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MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

  Under a management agreement with the Fund, PIFM supervises the Fund's investment operations and administers its business affairs. For the fiscal year ended December 31, 1998, the Fund paid PIFM management fees of .95% of the Fund's average net assets.
  As of December 31, 1998, PIFM served as the Manager to all [46] of the Pru-dential Mutual Funds, and as Manager or administrator to closed-end investment companies, with aggregate assets of approximately $[22] billion.

INVESTMENT ADVISER
NICHOLAS-APPLEGATE CAPITAL MANAGEMENT (NACM)
600 WEST BROADWAY
SAN DIEGO, CA 92101-3311

  Under a sub-advisory agreement with the Fund, NACM manages the investment operations of the Fund. It is compensated by PIFM, not the Fund. For the fiscal year ended December 31, 1998, PIFM paid NACM sub-advisory fees of .75% of the Fund's average net assets.
  As of December 31, 1998, NACM served as investment adviser to a variety of institutional and individual clients, with aggregate assets of approximately $31 billion.

PORTFOLIO MANAGERS
The Fund is managed under the general supervision of Arthur E. Nicholas (who has been the Chief Investment Officer of NACM since its organization) and Cath-erine Somhegyi, NACM's Chief Investment Officer--Global Equity, who has been employed by NACM since 1987. NACM uses a team management approach for the day-to-day management of the Fund's portfolio. The members of the team are Andrew
B. Gallagher, William H. Chenoweth, Emmy Sobieski and Thomas J. Sullivan. Mr. Gallagher has been employed by NACM since 1992. Mr. Chenoweth has been employed by NACM since 1998; he was previously employed by Turner Investment Partners, Inc. Ms. Sobieski has been employed by NACM since 1998; she was previously employed by Farmers Insurance Investment Division. Mr. Sullivan has been employed by NACM since 1994; he was previously employed by Donaldson, Lufkin & Jenrette Securities Corporation.

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                                                                        9
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   HOW THE FUND IS MANAGED
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DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. As authorized by the Agreement, you may pay sales charges to PIMS as shown in "How to Buy, sell and exchange shares of the Fund." The Fund also has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distri-bution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Dis-tributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and divi-dends, pricing and account services. The Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Directors receive and have received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will success-fully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not consid-ered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
  Additionally, issuers of securities generally as well as those purchased by the Fund may confront Year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and result in a decline in the value of the securities held by the Fund.

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     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

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   FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes LONG-TERM CAPITAL GAINS, if any, to shareholders. These distributions are sub-ject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified tax-deferred plan or account. Dividends and distributions from the Fund may also be subject to state income tax in the state where you live.
  Also, if you sell shares of the Fund for a profit, you may have to pay cap-ital gains taxes on the amount of your profit, unless you hold your shares in a qualified tax-deferred plan or account.
  The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund pays DIVIDENDS out of any net investment income plus short-term cap-ital gains to shareholders, typically once a year. For example, if the Fund owns an ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.
  The Fund also distributes long-term CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Fund sells assets which it held for more than 12 months for a profit.
  For your convenience, dividends and distributions of capital gains are AUTO-MATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" under "How to Buy, Sell and Exchange Shares of the Fund."


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                                                                        11
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   FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you receive any distributions from your qualified tax-deferred plan or account.
  Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the divi-dends are treated as if they were paid on December 31 of the prior year. Corpo-rate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identifica-tion number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that dis-tribution to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day, and soon thereafter received a distribution. That is not so because, when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase means that part of your investment came back to you as taxable income.

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     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

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   FUND DISTRIBUTIONS AND TAX ISSUES
--------------------------------------------------------------------------------


QUALIFIED RETIREMENT PLANS
Qualified Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have realized a capital gain, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held more than twelve months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have and a limited amount of ordinary income.
  Exchanging your shares of the Fund for the shares of another Prudential Mutual Fund is considered a sale for tax purposes. In other words, it's a "tax-able event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
  Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099. Therefore, unless you hold your shares in a qual-ified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event". This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

----------------------------------------

                  CAPITAL GAIN
                  (taxes owed)
RECEIPTS FROM SALE  OR
                  CAPITAL LOSS
                  (offset against gain)

----------------------------------------
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HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

  To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
  Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the oper-ating expenses are also higher than the expenses for Class A shares.

  WHEN CHOOSING A SHARE CLASS, YOU SHOULD CONSIDER THE FOLLOWING:

  . The amount of your investment
  . The length of time you expect to hold the shares and the impact of the varying distribution fees
  . The different sales charges that apply to each share class--Class A's

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    front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

  . Whether you qualify for any reduction or waiver of sales charges
  . The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
  . Whether you qualify to purchase Class Z shares

  See "How to Sell Your Shares" for a description of the impact of CDSCs.

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

--------------------------------------------------------------------------------

                            CLASS A          CLASS B          CLASS C          CLASS Z

  Minimum purchase          $1,000           $1,000           $2,500           None
   amount/1/

  Minimum amount for        $100             $100             $100             None
   subsequent purchases/1/

  Maximum initial           5% of the public None             1% of the public None
   sales charge             offering price                    offering price

  Contingent Deferred       None             If Sold During:  1% on sales      None
   Sales Charge                              Year 1        5% made within
   (CDSC)/2/                                 Year 2        4% 18 months of
                                             Year 3        3% purchase/2/
                                             Year 4        2%
                                             Years 5/6     1%
                                             Year 7        0%
  Annual distribution       .30 of 1%;       1%               1%               None
   (12b-1) and service      (.25 of 1%
   fees (shown as a         currently)
   percentage of average
   net assets)/3/

1 The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services-Automatic Investment Plan."

2 For more information about the CDSC and how it is calculated, see "Contingent
  Deferred Sales Charges (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

3 These distribution fees are paid from the Fund's assets on a continuous basis. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The service fee for Class A, Class B and Class C shares is .25%. The distribution fee for Class A shares is limited to .30% (including the .25% service fee) and is 1% for Class B and Class C shares.

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REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

--------------------------------------------------------------------------------

                           SALES CHARGE AS %  SALES CHARGE AS %      DEALER
  AMOUNT OF PURCHASE       OF OFFERING PRICE OF AMOUNT INVESTED REALLOWANCE
  Less than $25,000                    5.00%              5.26%       4.75%
  $25,000 to $49,999                   4.50%              4.71%       4.25%
  $50,000 to $99,999                   4.00%              4.17%       3.75%
  $100,000 to $249,999                 3.25%              3.36%       3.00%
  $250,000 to $499,999                 2.50%              2.56%       2.40%
  $500,000 to $999,999                 2.00%              2.04%       1.90%
  $1 million and above/1/               None               None        None

1 If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.

  To satisfy the purchase amounts above, you can:
  . invest with an eligible group of related investors;
  . buy the Class A shares of two or more Prudential Mutual Funds at the same time;
  . use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential Mutual Fund shares you already own with the value of the shares you are purchasing to determine the applicable sales charge (note: you must notify the transfer Agent if you qualify for Rights of Accumulation); or
  . sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential Mutual Funds within 13 months.

Benefit Plans. Benefit Plans can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other

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employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, a "rabbi" trust or a non-qualified deferred compensation plan sponsored by an employer that has a tax qualified benefit plan with Pru-dential participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.
  Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
  . Mutual fund "wrap" or asset allocation programs where the sponsor places
    Fund trades and charges its clients a management, consulting or other fee for its services; and
  . Mutual fund "supermarket" programs where the sponsor links its custom-ers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Other Types of Investors. Certain other investors pay no sales charges, including certain officers, employees or agents of Prudential and its affili-ates, Prudential Mutual Funds, the subadvisers of the Prudential Mutual Funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information about reducing or eliminating Class A's sales charge, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Ini-tial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services may also purchase Class C Shares without an initial sales charge.


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Prudential Retirement Plans. The initial sales charge will be waived for pur-
chases of Class C shares by both qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Secu-rities Incorporated or one of its affiliates. Such purchases must be made within 60 days of the redemption. To qualify for this waiver, you must:
  . purchase your shares through an account at Prudential Securities
  . purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation
  . purchase your shares through other brokers

This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
  . Any Benefit Plan as defined above, and certain nonqualified plans, pro-vided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
  . Participants in any fee-based program or trust program sponsored by Pru-dential or an affiliate which includes mutual funds as investment options and the Fund as an available option
  . Certain participants in the MEDLEY Program (group variable annuity con-tracts) sponsored by Prudential for whom Class Z shares of the Pruden-tial Mutual Funds are an available option
  . Benefit Plans for which an affiliate of the Distributor provides admin-istrative or recordkeeping services and as of September 20, 1996, were either Class Z shareholders of the Prudential Mutual Funds or

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    executed a letter of intent to purchase Class Z shares of the Prudential
    Mutual Funds
  . The Prudential Securities Cash Balance Pension Plan, an employee-
    defined benefit plan sponsored by Prudential Securities
  . Current and former Directors/Trustees of the Prudential Mutual Funds
    (including the Fund)
  . Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan
  . Prudential with an investment of $10 million or more

  In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a com-mission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested divi-dends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
  When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conver-sions quarterly, not on the anniversary date of your purchase. For more infor-mation, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conver-sion Feature--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is deter-mined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For exam-

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.

--------------------------------------------------------------------------------
ple, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). We value portfolio securities based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the prices of mutual funds daily.
  We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's port-folio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an ini-tial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share clas-ses). Your broker may charge you a separate or additional fee for purchases of shares.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automat-

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ically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

Automatic Investment Plan. You can make regular purchases of Fund shares for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person busi-ness, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b)(7) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The PruTector Program. Optional group term life insurance--which protects the value of your Prudential Mutual Fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

Systematic Withdrawal Plan. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.


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Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

  When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

  Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, we will credit payment to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from purchase date. You can avoid the delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
At certain times you may not be able to sell shares of the Fund, or we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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  If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust, and if you hold your shares directly with the Transfer Agent, you may have to have the signature on your sell order guaranteed by a financial insti-tution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as pos-sible, we will sell amounts representing shares in the following order:
  ^ Amounts representing shares you purchased with reinvested dividends and distributions
  ^ Amounts representing shares that represent the increase in NAV above the total amount of your payments for shares made during the past six years for Class B shares (five years for Class B shares purchased before January 22, 1990) and 18 months for Class C shares
  ^ Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares)

  Since shares that fall into any of the categories listed above are not sub-ject to the CDSC, selling them first helps you to avoid--or at least minimize-- the CDSC.
  Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
  As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anni-versary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (or one year for Class C shares pur-chased before November 2, 1998). For both Class B

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and Class C shares, the CDSC is the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
  The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
  . After a shareholder dies or is disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
  . To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account
  . On certain sales from a Systematic Withdrawal Plan

  For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
Prudential Retirement Plans. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in the PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in the Guaranteed Investment Account, a group annuity insurance product sponsored by Prudential, the Guaranteed Insu-lated Separate Account, a separate account offered by Prudential, and shares of the Stable Value Fund, an unaffiliated bank collective fund.

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Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other share-holders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you may reinvest any of the redemption proceeds in shares of the same Fund for 90 days without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. To take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Pur-chase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. Special dis-tribution and income tax withholding requirements apply to distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held by your employer or

--------------------------------------------------------------------------------

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plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in cer-tain other Prudential Mutual Funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential Mutual Fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption, the CDSC will be calculated from the first day of the month after your initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
  If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

  If you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding periods for CDSC liability.
  Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

--------------------------------------------------------------------------------

                                                      [GRAPHIC]
     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

   HOW TO BUY, SELL AND
--------------------------------------------------------------------------------
   EXCHANGE SHARES OF THE FUND
--------------------------------------------------------------------------------

  If you own Class B or Class C shares and qualify to purchase either Class A shares without paying an initial sales charge or Class Z shares, we will auto-matically exchange your Class B or Class C shares which are not subject to a CDSC for Class A or Class Z shares, as appropriate. We make such exchanges on a quarterly basis, if you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. Also when market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any secu-rities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day on which the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial perfor-mance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
  Review each chart with the financial statements and report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is con-tained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights for the four years ended December 31, 1998 were
audited by         , and the financial highlights for the year ended December
31, 1994 were audited by other independent auditors, whose reports were unqual-ified.

  CLASS A SHARES (FISCAL YEARS ENDED 12-31-98)
-----------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE   1998   1997      1996   1995(C)  1994(C)
  NET ASSET VALUE, BEGINNING OF
   YEAR                             $- -   $15.41    $15.18   $11.99   $13.56
  INCOME FROM INVESTMENT
   OPERATIONS:
  Net investment income              - -     (.12)   (0.14)   (.011)    (.07)
  Net realized and unrealized
   gain (loss) on investment
   transactions                      - -     2.60      2.64     3.82   (1.19)
  TOTAL FROM INVESTMENT
   OPERATIONS                        - -     2.48      2.50     3.71   (1.26)
-----------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                            - -      - -       - -      - -      - -
  Distributions from net realized
   gains                             - -   (3.42)    (2.27)   (0.52)   (0.31)
  TOTAL DISTRIBUTIONS                - -   (3.42)    (2.27)   (0.52)   (0.31)
  NET ASSET VALUE, END OF YEAR      $- -   $14.47    $15.41   $15.18   $11.99
  TOTAL RETURN/1/                   - -%   17.33%    16.45%   31.20%  (9.53)%
-----------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA          1998   1997      1996   1995(C)  1994(C)
  NET ASSETS, END OF YEAR (000)     $- - $133,973  $145,120 $124,340  $86,069
  Average net assets (000)          $- - $139,933  $136,482 $109,740  $93,620
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including
   distribution fees                - -%     137%     1.41%    1.44% 1.49%(g)
  Expenses, excluding
   distribution fees                - -%     119%     1.23%    1.27% 1.32%(g)
  Net investment income             - -%   (.82)%   (0.93)%  (0.83)%  (0.59)%
  Portfolio turnover                - -%     182%      113%     106%     110%
  Asset coverage or borrowing        - -      - -       - -      - -      - -
  Total debt outstanding (000
   omitted)                          - -      - -       - -      - -      - -

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      [GRAPHIC]
     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


  Class A Shares (fiscal years ended 12-31-98) (continued)
--------------------------------------------------------------------------------
  Per Share Operating Performance
                                    1993(c)  1992(c)    1991(c)      1990(c)   1989(b)(c)  1988(b)(c)
  Net asset value,
   beginning of year                $  12.77   $11.73      $10.19       $11.42       $8.55       $7.40
  Income from investment
   operations:
  Net investment income               (0.07)   (0.07)       (0.10)        0.02      (0.25)      (0.14)
  Net realized and
   unrealized gain (loss)
   on investment
   transactions                         2.63     1.11        5.50       (0.66)        3.39        1.21
  Total from investment
   operations                           2.56     1.04        5.40       (0.64)        3.14        1.07
------------------------------------------------------------------------------------------------------
  Less distributions:
  Dividends from net
   investment income                     --       --          --        (0.02)         --          --
  Distributions from net
   realized gains                     (1.77)      --       (3.86)       (0.06)      (0.28)         --
  Total distributions                 (1.77)      --       (3.86)       (0.08)      (0.28)         --
  Net asset value, end of
   year                             $  13.56   $12.77      $11.73       $10.19      $11.42       $8.55
  Total return/1/                     20.26%    8.87%      55.50%     (10.03)%      36.83%      15.54%
------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data          1993(c)  1992(c)    1991(c)      1990(c)   1989(b)(c)  1988(b)(c)
  Net assets, end of year
   (000)                            $ 97,596  $84,169     $63,028     $120,987    $108,415     $81,559
  Average net assets (000)          $ 90,332  $74,005    $104,819     $116,094     $98,874     $79,103
  Ratios to average net
   assets:
  Expenses, including
   distribution fees                1.42%(f) 1.54%(f) 1.94%(e)(f)  1.63%(e)(f) 4.55%(e)(f) 4.60%(e)(f)
  Expenses, excluding
   distribution fees                1.30%(f) 1.44%(f)    1.90%(f)     1.63%(f)    4.55%(f)    4.60%(f)
  Net investment income              (0.53)%  (0.63)%     (0.83)%        0.24%     (2.36)%     (1.64)%
  Portfolio turnover(d)                 112%     107%        115%         149%        120%        183%
  Asset coverage or
   borrowing                             --       --          --           --         371%        372%
  Total debt outstanding
   (000 omitted)                         --       --          --           --  $    40,000 $    30,000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
(a) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class A shares.
(b) Not audited by Ernst & Young LLP or Coopers & Lybrand LLP.
(c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting issuance from a stock rights offering.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Ratios of expenses, before loan interest, commitment fees and nonrecurring expenses were 1.71% in 1991, 1.16% in 1990, 1.14% in 1989, 1.29% in 1988
    and 1.25% in 1987 for Class A Shares, respectively.
(f) Current year amounts have been restated from prior periods presentation.
N/A--Not applicable.

--------------------------------------------------------------------------------

                                                      [GRAPHIC]
     Nicholas-Applegate Growth Equity Fund            (800) 225-1852

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES
The financial highlights for the four years ended December 31, 1998 were
audited by         , and the financial highlights for the year ended December
31, 1994 were audited by other independent auditors, whose reports were unqual-ified.

  Class B Shares (fiscal years ended 12-31-98)
--------------------------------------------------------------------------
  Per Share Operating Performance          1998     1997     1996  1995(c)
  Net asset value, beginning of year       $- -   $14.48   $14.49   $11.56
  Income from investment operations:
  Net investment income                     - -   (0.23)   (0.24)   (0.22)
  Net realized and unrealized gain (loss)
   on investment transactions               - -     2.43     2.50     3.67
  Total from investment operations          - -     2.28     2.26     3.45
--------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment income      - -      - -      - -      - -
  Distributions from net realized gains     - -   (3.42)   (2.27)   (0.52)
  Total distributions                       - -      - -      - -      - -
  Net asset value, end of year             $- -   $13.26   $14.48   $14.49
  Total return/1/                          - -%   16.48%   15.54%   30.11%
--------------------------------------------------------------------------
  Ratios/Supplemental Data                 1998     1997     1996  1995(c)
  Net assets, end of year (000)            $- - $284,191 $317,768 $290,751
  Average net assets (000)                 $- - $300,520 $304,841 $265,597
  Ratios to average net assets:
  Expenses, including distribution fees    - -%    2.19%    2.23%    2.27%
  Expenses, excluding distribution fees    - -%    1.19%    1.23%    1.27%
  Net investment income                    - -%  (1.64)%  (1.75)%  (1.66)%
  Portfolio turnover(d)                    - -%     182%     113%     106%

--------------------------------------------------------------------------------
1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
(a) Annualized.
(b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class B shares.
(c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Financial Highlights
--------------------------------------------------------------------------------


  Class B Shares (fiscal years ended 12-31-98)
  (continued)
------------------------------------------------------------------------------
  Per Share Operating Performance    1994(c)  1993(c)   1992(c)        1991(c)
  Net asset value, beginning of
   year                               $13.18   $12.56    $11.65         $12.43
  Income from investment
   operations:
  Net investment income               (0.17)   (0.18)    (0.16)         (0.08)
  Net realized and unrealized gain
   (loss) on investment
   transactions                       (1.14)     2.57      1.07           3.16
  Total from investment operations    (1.31)     2.39      0.91           3.08
------------------------------------------------------------------------------
  Less distributions:
  Dividends from net investment
   income                                - -      - -       - -            - -
  Distributions from net realized
   gains                              (0.31)    (1.77)      --          (3.86)
  Total distributions                    - -      - -       - -            - -
  Net asset value, end of year        $11.55   $13.18    $12.56         $11.65
  Total return/1/                     16.20%   19.21%     7.81%         26.82%
------------------------------------------------------------------------------
  Ratios/Supplemental Data              1994     1993      1992           1991
  Net assets, end of year (000)     $257,059 $252,911  $123,306        $12,877
  Average net assets (000)          $261,285 $179,456   $80,531         $1,922
  Ratios to average net assets:
  Expenses, including distribution
   fees                             2.32%(h) 2.30%(h)  2.44%(h) 3.77%(a)(g)(h)
  Expenses, excluding distribution
   fees                             1.32%(h) 1.30%(h)  1.44%(h)    2.77%(a)(h)
  Net investment income              (1.39)%  (1.40)%   (1.56)%     (3.17)%(a)
  Portfolio turnover                    110%     112%      107%           115%

--------------------------------------------------------------------------------

1 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported.
(a) Annualized.
(b) Prior to June 10, 1991, the Fund was organized as a closed-end investment company. On June 10, 1991, the Fund was re-organized as an open-end investment company and commenced offering of Class B shares.
(c) Calculated based upon weighted average shares outstanding during the periods due to effects of open-ending, Fund share sales and the resulting share issuance from a stock rights offering.


--------------------------------------------------------------------------------

                                                      [GRAPHIC]
     Nicholas-Applegate Growth Equity Fund            (800) 225-1852

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


CLASS C SHARES
The financial highlights for the four years ended October 31, 1998 were audited
by         , and the financial highlights for the year ended October 31, 1994 and the period from August 1, 1994 through December 31, 1994 were audited by other independent auditors, whose reports were unqualified.

  CLASS C SHARES (FISCAL YEARS ENDED 12-31-98)
-------------------------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE     1998    1997    1996    1995      1994/1/
  NET ASSET VALUE, BEGINNING OF
   PERIOD                             $- -  $14.48  $14.49  $11.56       $11.62
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                - -  (0.22)  (0.22)  (0.22)       (0.05)
  Net realized and unrealized gain
   (loss) on investment transactions   - -    2.42    2.48    3.57       (0.07)
  TOTAL FROM INVESTMENT OPERATIONS     - -    2.20    2.26    2.45       (0.06)
-------------------------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment
   income                              - -     - -     - -     - -          - -
  Distributions from net realized
   gains                               - -  (3.42)  (2.27)  (0.52)          - -
  TOTAL DISTRIBUTIONS                  - -     - -     - -     - -          - -
  NET ASSET VALUE, END OF PERIOD      $- -  $13.26  $14.49  $14.49       $11.58
  TOTAL RETURN/2/                     - -%  16.48%  15.54%  30.11%      (0.52)%
-------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA            1998    1997    1996    1995         1994
  NET ASSETS, END OF PERIOD (000)     $- -  $6,750  $6,735  $4,897       $1,100
  Average net assets (000)            $- - $ 6,796  $5,862  $2,961         $226
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution
   fees                               - -%   1.19%   2.33%   2.27% 6.23%/3/,/4/
  Expenses, excluding distribution
   fees                               - -%   1.19%   1.23%   1.27% 5.23%/3/,/4/
  Net investment income               - -% (1.64)% (1.75)% (1.63)%   (3.36)%/3/
  Portfolio turnover                  - -%    182%     111    105%         110%

--------------------------------------------------------------------------------

1 Information shown is for the period 8-1-94, when Class C shares were first offered, through 10-31-94.
2 Total return assumes reinvestment of dividends and any other distributions, but does not include the effect of sales charges. It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.
4 Current year amounts have been restated from prior period presentation.

--------------------------------------------------------------------------------

                                                      [GRAPHIC]
     NICHOLAS-APPLEGATE GROWTH EQUITY FUND            (800) 225-1852

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended December 31, 1998 and for the
period from March 1, 1997 through December 31, 1997 were audited by      ,
whose reports were unqualified.

  CLASS Z SHARES (FISCAL YEARS ENDED 12-31-98)
-------------------------------------------------------------
  PER SHARE OPERATING PERFORMANCE             1998   1997/1/
  NET ASSET VALUE, BEGINNING OF PERIOD        $- -    $14.48
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        - -     (0.22)
  Net realized and unrealized gain (loss) on
   investment transactions                     - -      3.18
  Total from investment operations             - -      2.96
-------------------------------------------------------------
  LESS DISTRIBUTIONS:
  Dividends from net investment income         - -
  Distributions from net realized gains        - -    (2.91)
  TOTAL DISTRIBUTIONS                          - -
  NET ASSET VALUE, END OF PERIOD              $- -    $14.53
  TOTAL RETURN/2/                             - -%    21.90%
-------------------------------------------------------------
  RATIOS/SUPPLEMENTAL DATA                    1998      1997
  NET ASSETS, END OF PERIOD (000)             $- -      $633
  Average net assets (000)                    $- -      $121
  RATIOS TO AVERAGE NET ASSETS:
  Expenses, including distribution fees       - -%  1.19%/3/
  Expenses, excluding distribution fees       - -%  1.19%/3/
  Net investment income                       - -% (.85)%/3/
  Portfolio turnover                          - -%      182%

--------------------------------------------------------------------------------

1 Information shown is for the period 3-18-97, when Class Z shares were first offered, through 12-31-97.
2 Total return assumes reinvestment of dividends and any other distributions.
  It is calculated assuming shares are purchased on the first day and sold on the last day of each period reported. Total return for periods of less than a full year is not annualized.
3 Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   THE PRUDENTIAL MUTUAL FUND FAMILY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL UTILITY FUND, INC.
NICHOLAS-APPLEGATE FUND, INC.
 Nicholas-Applegate Growth Equity Fund

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
 Prudential Active Balanced Fund

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
 Global Series
 International Stock Series
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
 Limited Maturity Portfolio
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

--------------------------------------------------------------------------------

                                                     [GRAPHIC]
     NICHOLAS APPLEGATE GROWTH EQUITY FUND           (800) 225-1852

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
 Short-Intermediate Term Series
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
 Prudential Bond Market Index Fund
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
 Income Portfolio

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
 California Series
 California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
 High Income Series
 Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
 Liquid Assets Fund
 National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
 Money Market Series
 U.S. Treasury Money Market Series
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
 Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
 California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
 Institutional Money Market Series

--------------------------------------------------------------------------------

    FOR MORE INFORMATION
    ________________________________________________________________

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
 (if calling from outside the U.S.)
--------------------------------------------------------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769
--------------------------------------------------------------------------------
Visit Prudential's Web Site At:
HTTP://WWW.PRUDENTIAL.COM
--------------------------------------------------------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
 (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in Washington, DC
 (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov
--------------------------------------------------------------------------------
CUSIP NUMBERS:
CLASS A: 653698-20-9
CLASS B: 653698-30-8
CLASS C: 653698-40-7
CLASS Z: 653698-50-6

Investment Company Act File No:
33-38461


  Printed on Recycled Paper
[RECYCLE LOGO APPEARS HERE]

MF151A

                         NICHOLAS-APPLEGATE FUND, INC.
                     NICHOLAS-APPLEGATE GROWTH EQUITY FUND

                      Statement of Additional Information

                           dated March  , 1999

  Nicholas-Applegate Growth Equity Fund (the "Fund") is a series of Nicholas-Applegate Fund, Inc. (the "Company"), an open-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing principally in a diversified portfolio of common stocks, the earnings and securities prices of which its Investment Adviser expects to grow at a rate above the rate of the Standard & Poor's 500 Stock Price Index (the "S&P 500"). The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase. As of December 30, 1998, the middle 90% included companies with capitalizations between approximately $1.6 billion and $10.7 billion. Capitalizations of companies in the Index will change with market conditions and new developments. No assurance can be given that the Fund's investment objective will be achieved. See "Investment Objective and Policies".

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852. The Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March , 1999, a copy of which may be obtained from the Fund upon request.



                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           -----
Fund History.............................................................. B-2
Description of the Fund, Its Investments and Risks........................ B-2
Investment Restrictions................................................... B-5
Management of the Fund.................................................... B-6
Control Persons and Principal Holders of Securities....................... B-
Investment Advisory and Other Services.................................... B-8
Brokerage Allocation and Other Practices.................................. B-14
Capital Shares, Other Securities and Organization......................... B-15
Purchase, Redemption and Pricing of Fund Shares........................... B-16
Shareholder Investment Account............................................ B-27
Net Asset Value........................................................... B-32
Dividends, Distributions and Taxes........................................ B-33
Performance Information................................................... B-34
Financial Statements...................................................... B-
Report of Independent Auditors............................................ B-
Appendix I--General Investment Information................................ I-1
Appendix II--Historical Performance Data.................................. II-1
Appendix III--Information Relating to The Prudential...................... III-I

-------------------------------------------------------------------------------
MF151B

                               FUND HISTORY

  The Company was incorporated in Maryland on January 30, 1987 under the name "Nicholas-Applegate Growth Equity Fund, Inc." as a closed-end, diversified management investment company. The Fund operated as a closed-end fund until June 10, 1991. As a closed-end investment company during the 1990 calendar year, the Fund's shares traded at an average discount from net asset value of 7.52%. Because of this discounted valuation of its shares, the Company converted to an open-end investment company in accordance with its Charter and changed its name to "Nicholas-Applegate Fund, Inc." on June 10, 1991. All outstanding shares of the Company at the time of the conversion to an open-end investment company were converted into Class A shares of the Fund.

            DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

  CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

  INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not achieve its objective and you could lose money.




  FOREIGN SECURITIES. The Fund is authorized to invest up to 20% of its total assets in foreign securities, ADRs and other similar receipts or shares, although it currently intends to do so only occasionally. Any such securities will be traded on U.S. exchanges or the NASDAQ National Market System.

  Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries.

  PUT AND CALL OPTIONS. The Fund is authorized to purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to the S&P 500, subject to certain restrictions, although it currently intends to do so only occasionally and only for hedging purposes. The Fund does not presently intend to purchase options that are not traded on a national securities exchange.

  If the Fund purchases a listed put option, it acquires the right to sell the underlying security at a specified price at any time during the term of the option. Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

  If the Fund purchases a listed call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against a substantial increase in the market price of a security it intends to purchase. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs.

  The Fund may also purchase "put" and "call" options with respect to the S&P
500. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on the S&P 500 would be subject to the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase put or call options only with respect to the S&P 500, which index it believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.


ILLIQUID SECURITIES

  The Fund may not invest more than 10% of its total assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

  Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

  Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The Investment Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Investment Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;
(3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Investment Adviser; and (b) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

  BORROWING POLICY. Although the Fund is authorized to borrow money from time to time in amounts of up to 30% of the value of its total assets at the time of such borrowings, the Board of Directors has adopted a policy that the Fund may borrow an amount equal to no more than 30% of the value of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. [Add description of joint credit facility]. See "Investment Restrictions". This Board policy is not a fundamental policy of the Fund and the Board of Directors may change its current policy in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders. [Add a section on securities lending].

SHORT-TERM INVESTMENTS

  The Fund may invest in short-term investments during periods when, in the opinion of the Investment Adviser, attractive equity investments are temporarily unavailable or other circumstances or market conditions warrant such investments. Under normal circumstances no more than 10% of the Fund's total assets will be retained in cash and equivalents. Such investments may include U.S. Treasury Bills or other U.S. Government or Government agency obligations; certificates of deposit of the 50 largest commercial banks in the United States, measured by total assets as shown by their most recent annual financial statements; commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or P-1 or P-2 by Moody's Investors Service or, if not rated, issued by companies having an outstanding debt issue rated AA or better by Standard & Poor's or Aa or better by Moody's; shares of money market mutual funds; or repurchase agreements with respect to such securities. To the extent that the Fund is or becomes a shareholder in a money market mutual fund, the Fund will bear its ratable share of such fund's expenses, including management fees, and will remain subject to payment of the management fee to the Manager with respect to the Fund's assets so invested.

PORTFOLIO TURNOVER

  The Investment Adviser's growth equity management approach results in substantial portfolio turnover, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid. The Fund's portfolio turnover rates for the fiscal years ended December 31, 1998 and December 31, 1997 were % and 182%, respectively. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Fund anticipates that its annual portfolio turnover rate will not exceed 200%. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities by the monthly average value of securities in the portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. See "Brokerage Allocation and Other Practices" and "Dividends, Distributions and Taxes."

  Portfolio turnover will not otherwise be a limiting factor in making investment decisions, and the Fund's investment policies may result in portfolio turnover substantially greater than that of other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares. All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Fund's portfolio.

  1. The Fund may not invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer. However, up to 25% of the Fund's total assets may be invested without regard to this limitation. In addition, this restriction does not apply to investments in securities of the U.S. Government and its agencies.

  2. The Fund may not purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

  3. The Fund may not invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry. This restriction does not apply to investments in securities of the U.S. Government or its agencies.

  4. The Fund may not purchase or sell real estate. However, the Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

  5. The Fund may not write put or call options or purchase any securities on margin, except that the Fund may obtain short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  6. The Fund may not make loans of money, except that the Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 25% of the value of its total assets. Any such loans will be made only upon approval of, and subject to any conditions imposed by, the Company's Board of Directors.

  9. The Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

  10. The Fund may not invest more than 10% of the value of its total assets in securities that at the time of purchase have legal or contractual restrictions on resale, or more than 20% of the value of its total assets in securities of foreign issuers and American Depository Receipts.

  11. The Fund may not purchase or sell commodities or commodity contracts, including options contracts and options on futures contracts. For purposes of this investment restriction, futures contracts are deemed to be commodity contracts.

  12. The Fund may not issue any securities senior to its Common Stock, except that the Fund may borrow money as permitted by restriction 7 above.

  As a matter of policy, the Board of Directors has determined that the Fund's Investment Adviser will not be authorized to (i) make loans of its portfolio securities in excess of 10% of the value of its total assets, (ii) make short sales or maintain a short position if to do so would create liabilities or require collateral deposits and segregation of assets arising in connection with short sales aggregating more than 25% of the Fund's total assets, taken at market value, (iii) invest in listed covered call options in excess of 5% of the market value of the Fund's assets as of the date of investment, or invest in listed covered put options in excess of 5% of the market value of the Fund's assets as of the date of investment or (iv) borrow money for any purpose. These are not fundamental policies of the Fund and the Company's Board of Directors reserves the right to change any such determination in the future, without shareholder approval, if it concludes that such a change would be in the best interests of the Fund and its shareholders.

                       DIRECTORS AND PRINCIPAL OFFICERS

  The names and addresses of the Directors and principal officers of the Company are set forth below, together with their positions and their principal occupations during the past five years and, in the case of the Directors, their positions with certain other organizations and companies.

                               POSITION WITH        PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS              THE FUND             DURING PAST FIVE YEARS
 ----------------              -------------        ----------------------
 *Arthur E. Nicholas (52)      Director,      Managing Partner and Chief
 600 West Broadway             Chairman and    Investment Officer, Nicholas-
 29th Floor                    President       Applegate Capital Management
 San Diego, California                         (since August 1984), Trustee and
                                               Chairman of the Board of
                                               Trustees, Nicholas-Applegate
                                               Investment Trust (since 1993);
                                               Chairman/President of Nicholas-
                                               Applegate Securities.
 Fred C. Applegate (53)        Director       Private Investor. Formerly
 885 La Jolla Corona Court                     President, Nicholas-Applegate
 La Jolla, California                          Capital Management (August 1984-
                                               December 1991). Trustee and
                                               Chairman of the Board of
                                               Trustees, Nicholas-Applegate
                                               Mutual Funds (since 1993).
 Dann V. Angeloff (63)         Director       President, The Angeloff Company
 727 West Seventh Street                       (corporate financial advisers)
 Los Angeles, California                       (since 1976); Trustee (1979-
                                               1987) and University Counselor
                                               to the President (since 1987),
                                               University of Southern
                                               California; Director, Public
                                               Storage, Inc. (since 1980) (real
                                               estate investment trust);
                                               Trustee, Nicholas-Applegate
                                               Investment Trust (since 1993).
 Theodore J. Coburn (45)       Director       Partner, Brown, Coburn & Co.
 17 Cotswold Road                              (investment banking firm) (since
 Brookline, Massachusetts                      1991); research associate at
                                               Harvard Graduate School of
                                               Education (since September
                                               1996); formerly Managing
                                               Director of Global Equity
                                               Transactions Group and Member of
                                               Board of Directors, Prudential
                                               Securities (September 1986-June
                                               1991); Trustee, Nicholas-
                                               Applegate Investment Trust
                                               (since 1993). Director, Emerging
                                               Germany Fund (since 1991),
                                               Moovies, Inc. (since 1995).
 *Robert F. Gunia (52)         Director and   Vice President, The Prudential
 Gateway Center Three          Vice President  Insurance Company of America
 100 Mulberry Street                           (Prudential) (since September
 Newark, New Jersey 07102-4077                 1997); Executive Vice President
                                               and Treasurer, Prudential
                                               Investment Fund Management LLC
                                               (PIFM); Senior Vice President
                                               (since March 1987), Prudential
                                               Securities Incorporated
                                               (Prudential Securities);
                                               formerly Chief Administrative
                                               Officer (July 1990-September
                                               1996), Director (January 1989-
                                               September 1996), Executive Vice
                                               President, Treasurer and Chief
                                               Financial Officer (June 1987-
                                               September 1996), Prudential
                                               Mutual Fund Management, Inc.;
                                               Vice President and Director, The
                                               Asia Pacific Fund, Inc. (since
                                               May 1989); Director, The High
                                               Yield Income Fund, Inc. (since
                                               October 1996).
 *+Arthur B. Laffer (58)       Director       Chairman of Laffer & Associates
 5405 Morehouse Drive                          (formerly A.B. Laffer, V.A.
 #340                                          Canto & Associates) (economic
 San Diego, California                         consulting) (since 1979);
                                               Chairman, Laffer Advisors
                                               Incorporated (economic
                                               consulting) (since 1981);
                                               Director U.S. Filter Corporation
                                               (since March 1991); Coinmach
                                               Laundry Corporation (since
                                               September 1996); and MasTec,
                                               Inc. (construction) (since
                                               1994); Chairman, Calport Asset
                                               Management, Inc. (since 1992);
                                               formerly Distinguished
                                               University Professor and

                               POSITION WITH          PRINCIPAL OCCUPATIONS
 NAME AND ADDRESS              THE FUND               DURING PAST FIVE YEARS
 ----------------              -------------          ----------------------
                                                    Director, Pepperdine
                                                    University (September
                                                    1985-May 1988) and
                                                    Professor of Business
                                                    Economics, University of
                                                    Southern California (1978-
                                                    1984); Trustee, Nicholas-
                                                    Applegate Mutual Funds
                                                    (since 1993).
 Charles E. Young (67)         Director            Chancellor Emeritus (July
 10920 Wilshire Blvd.                               1987-present), Chancellor
 Ste. 1835                                          (from September 1968 to
 Los Angeles, California 90024                      July 1997), University of
                                                    California at Los Angeles;
                                                    Director, Intel Corp.
                                                    (since April 1974),
                                                    Academy of Television Arts
                                                    and Sciences Foundation
                                                    (since October 1988), Los
                                                    Angeles World Affairs
                                                    Council (since October
                                                    1977) and Town Hall of
                                                    California (since 1982);
                                                    Trustee, Nicholas-
                                                    Applegate Mutual Funds
                                                    (since 1993).
 Grace Torres (39)             Treasurer and       First Vice President (since
 Gateway Center Three          Chief Accounting     December 1996), PIFM;
 100 Mulberry Street           Officer              formerly First Vice
 Newark, New Jersey 07102-4077                      President, Prudential
                                                    Securities (March 1994-
                                                    September 1996); Vice
                                                    President, Bankers Trust
                                                    Corporation (July 1989-
                                                    March 1994).
 Stephen M. Ungerman (45)      Assistant Treasurer Tax Director, Prudential
 Gateway Center Three                               Investments and the
 100 Mulberry Street                                Private Asset Group of
 Newark, New Jersey 07102-4077                      Prudential (since March
                                                    1996); First Vice
                                                    President, Prudential
                                                    Mutual Fund Management,
                                                    Inc. (February 1993-
                                                    September 1996); prior
                                                    thereto, Senior Tax
                                                    Manager, Price Waterhouse
                                                    (1981-January 1993).
 Deborah A. Docs (41)          Secretary           Vice President and
 Gateway Center Three                               Associate General Counsel
 100 Mulberry Street                                (since December 1996),
 Newark, New Jersey 07102-4077                      PIFM; Vice President and
                                                    Associate General Counsel
                                                    (June 1991-September
                                                    1996), Prudential Mutual
                                                    Fund Management, Inc.;
                                                    Vice President and
                                                    Associate General Counsel,
                                                    Prudential Securities.
 Robert E. Carlson (68)        Assistant Secretary Partner, Paul, Hastings,
 555 South Flower Street                            Janofsky & Walker LLP (law
 22nd Floor                                         firm) (since August 1988);
 Los Angeles, California                            formerly Partner (through
                                                    his Professional
                                                    Corporation), Hufstedler,
                                                    Miller, Carlson &
                                                    Beardsley (law firm)
                                                    (1967-1988).

----------
* An "interested" Director of the Company as defined in the Investment Company Act.

+ Mr. Laffer is considered to be an "interested person" of the Trust because
  Laffer Associates (formerly A.B. Laffer, V.A. Canto & Associates), or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser, and because during of portion of last two fiscal years his son was an employee of the Investment Adviser.

  Some directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities Incorporated. The officers conduct and supervise the daily business operations of the Fund, while the Directors review such actions and decide on general policy.

  The Fund pays each of its Directors who is not an affiliated person of PIFM or the Adviser annual compensation of $10,000 and $1,000 per Board meeting attended, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $1,500 and each member of the Audit Committee receives an additional $1,000 per meeting attended.

  Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees, which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Trust, the Manager or Subadviser, as appropriate, pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1998 to the Directors who are not affiliated with the Manager or Subadviser and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Investments Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1998.

                              COMPENSATION TABLE

                                                                       TOTAL
                                     PENSION OR                     COMPENSATION
                                     RETIREMENT                      FROM FUND
                      AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL   AND FUND
                     COMPENSATION AS PART OF FUND   BENEFITS UPON   COMPLEX PAID
 NAME AND POSITION    FROM FUND       EXPENSES        RETIREMENT    TO DIRECTORS
 -----------------   ------------ ---------------- ---------------- ------------
Fred C. Applegate,    [$11,500]         None             N/A          [$11,500(1)*]
Director
Dann V. Angeloff,     [$17,000]         None             N/A          [$17,000(1)*]
Director
Theodore J. Coburn,   [$13,500]         None             N/A          [$13,500(1)*]
Director
Arthur B. Laffer,     [$14,000]         None             N/A          [$14,000(1)*]
Director
Charles E. Young,     [$12,500]         None             N/A          [$12,500(1)*]
Director

----------
* Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.

  As of February , 1999 the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

  As of February , 1999, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund were [Mr. Robert Daniels and Ms. Dorothy M. Poore JT TEN, 6055 E. Lake Meade Blvd., #202A, Las Vegas, NV which held 3,303 Class Z shares of the Fund (6%) and Peggy J. Steffen and Bridget A. Roznai JT TEN, 748 Nectarine Ct., Henderson, NV which held 2,952 Class Z shares of the Fund (5%).]

  As of February  , 1999, Prudential Securities was the record holder for
other beneficial owners of    Class A shares (or  % of the outstanding Class A
shares),     Class B shares (or  % of the outstanding Class B shares),
Class C shares (or  % of the outstanding Class C shares) and    Class Z shares
(or % of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders Prudential Securities will forward or cause the forwarding of, proxy materials to the beneficial owners for which it is record holder.

                  INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER

  The Manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the "Prudential Mutual Funds." See "How
the Fund is Managed--Manager" in the Prospectus. As of   , 1999, PIFM managed
and/or administered open-end and closed-end management investment companies
with assets of approximately $   billion. According to the Investment Company
Institute, as of November 30, 1998 the Prudential Mutual Funds were the th largest family of mutual funds in the United States.

  Pursuant to the Management Agreement with the Company (the Management Agreement), and subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of the Fund, PIFM is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition of portfolio securities. In this regard, PIFM provides supervision of the Fund's investments, furnishes a continuous investment program for the Fund's portfolio and places purchase and sale orders for portfolio securities of the Fund and other investments. The Investment Adviser provides the foregoing services to PIFM pursuant to the terms of the Subadvisory Agreement among PIFM, the Investment Adviser and the Company (the Subadvisory Agreement). Under the Management Agreement, PIFM administers the Fund's corporate affairs, subject to the supervision of the Company's Board of Directors and, in connection therewith, furnishes the Fund with office facilities and ordinary clerical and bookkeeping services which are not furnished by the Fund's transfer and dividend disbursing agent and custodian. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate equal to .95 of 1% of the average daily net assets of the Fund. PIFM pays the fees of the Investment Adviser (.75 of 1%) from this management fee.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses: (a) the salaries and expenses of all of its and the Company's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's Investment Adviser; (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs and expenses payable to the Investment Adviser pursuant to its Subadvisory Agreement.

  Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Investment Adviser, (c) out-of-pocket travel expenses for all Directors and other expenses of Directors' meetings, (d) the fees and certain expenses of the Fund's custodian, (e) the fees and expenses of the Fund's transfer and dividend disbursing agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Fund's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (h) all taxes and corporate fees payable by the Fund to federal, state and other governmental agencies, (i) the fees of any trade association of which the Fund may be a member, (j) the cost of stock certificates representing, and non-negotiable share deposit receipts evidencing, shares of the Fund, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission including the preparation and printing of the Fund's registration statement, prospectus and statement of additional information for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (o) expenses assumed by the Fund pursuant to the Plans of Distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either PIFM or the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  For the fiscal years ended December 31, 1998, 1997 and 1996, PIFM received
net management and administrative fees of $   , $892,503 and $892,788.

  Prudential Investments Fund Management LLC, the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated (PSI) and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

INVESTMENT ADVISER

  The Fund's Investment Adviser is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, San Diego, California 92101. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership of which the general partner is Nicholas-Applegate Capital Management Holdings, Inc. (a California corporation owned by Mr. Nicholas).

  The Investment Adviser currently has 23 partners (including Mr. Nicholas) who manage a staff of approximately 530 employees including 47 portfolio managers.

  Under the terms of the Subadvisory Agreement with the Company and PIFM, the Manager retains the Investment Adviser to manage the Fund's investment portfolio, subject to the direction of the Company's Board of Directors and the Manager. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Fund and in what amounts. In addition to providing management and investment advisory services, the Investment Adviser compensates all Directors and officers of the Fund who are "interested persons" of the Investment Adviser, as such term is defined in the Investment Company Act.

  The Subadvisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which the Subadvisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations or a breach of its fiduciary duty under the Subadvisory Agreement. The Fund has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an investment adviser of the Fund. The Investment Adviser is not entitled to indemnification with respect to any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations or of a breach of its fiduciary duty under the Subadvisory Agreement.

  The Subadvisory Agreement further provides that the Fund may use "Nicholas-Applegate" as part of its name so long as the Subadvisory Agreement is in effect. Because the name "Nicholas-Applegate" is a property right of the Investment Adviser, the Investment Adviser, as well as Mr. Nicholas and Mr. Applegate, may, upon the termination of the Subadvisory Agreement, require the Fund to refrain from using the name "Nicholas-Applegate" in any form.

  The Manager pays to the Investment Adviser, as compensation for the services provided by the Investment Adviser under the Subadvisory Agreement, a fee at an annual rate equal to .75 of 1% of the average daily net assets of the Fund.

  During the years ended December 31, 1996, 1997 and 1998, the Fund and the Manager paid the Investment Adviser aggregate advisory fees of $3,358,584,
$3,357,513 and $     respectively, pursuant to the terms of the Subadvisory
Agreement.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Company (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act), PIFM or the Investment Adviser upon not more than 60 days' nor less than 30 days' written notice, without payment of any penalty. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

  The Investment Adviser and its affiliated companies have adopted a personal investment policy consistent with Investment Company Institute guidelines. This policy includes, among other things, a ban on acquisitions of securities in an initial public offering; restrictions on acquisitions of securities in private placements; investment pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with a code of ethics; disclosure of personal holdings by certain personnel; blackout periods on personal investing for certain personnel; prohibition of short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

  Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was the Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.


  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act and a distribution agreement (the "Distribution Agreement"), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis dealers in consideration for the distribution, marketing, administrative and other services and activities provided by dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

  CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has voluntarily limited its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares. This voluntary waiver may be terminated at any time without notice.

  For the fiscal year ended December 31, 1998, the Distributor and Prudential
Securities received payments of $      and $     , respectively, under the
Class A Plan and spent approximately $      and $     , respectively, in
distributing the Fund's shares. This amount was primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the
Distributor and Prudential Securities also received approximately $      and
$     , respectively, in initial sales charges.

  CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to
 .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee for providing personal service and/or maintaining shareholder accounts and (2) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

  CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor
and Prudential Securities received $     and $    , respectively, from the
Fund under the Class B Plan and spent approximately $     and $    ,
respectively, in distributing the Fund's Class B shares. It is estimated that
of the latter total amount, approximately  % ($   ) was spent on printing and
mailing of prospectuses to other than current shareholders;  % ($    ) on
compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and
 % ($    ) on the aggregate of (1) payments of commissions and account
servicing fees to financial advisers (  % or $    ) and (2) an allocation of
overhead and other branch office distribution-related expenses for payments of
related expenses (  % or $    ). The term "overhead and other branch office
distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor (and Prudential Securities as its predecessor) also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received approximately $
and $ , respectively, in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor
and Prudential Securities received $     under the Class C Plan and spent
approximately $     in distributing Class C shares. Of the latter total
amount, approximately  % ($   ) was spent on printing and mailing of
prospectuses to other than current shareholders;  % ($   ) on compensation to
broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-
related expenses, incurred for distribution of Fund shares; and  % ($   ) on
the aggregate of (i) payments of commissions and account servicing fees to
financial advisers (  % or $    ) and (ii) an allocation of overhead and other
branch office distribution-related expenses for payments of related expenses
( % or $   ). The Distributor (and Prudential Securities as its predecessor)
also receive the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities received
approximately $    and $   , respectively, in contingent deferred sales
charges attributable to Class C shares.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under the Class A Plan, Class B Plan or Class C Plan if such Plan is terminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Class A, Class B and Class C shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the Directors who are not interested persons of the Company.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1993, as amended.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has waived a portion of its distribution fees for the Class A shares as described under "Distributor" above. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD Inc., the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of all classes would be suspended.

OTHER SERVICE PROVIDERS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for any foreign assets of the Fund held outside the United States.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account and a new account set-up fee of $2.00 for each manually established shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.

  Ernst & Young LLP, 515 Flower Street, Los Angeles, California 90071, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                 BROKERAGE ALLOCATION AND OTHER PRACTICES

  Subject to policies established by the Company's Board of Directors and the oversight and review of the Manager, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of its brokerage business. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Fund invests may be traded in the over-the-counter markets, and the Fund deals directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed quarterly by the Board of Directors of the Company.

  The Fund has no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Fund or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Fund. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Subadvisory Agreement and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Fund, and not all such information, services and products are used by the Investment Adviser in connection with the Fund. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Fund. The Investment Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers in order to secure information, services and products described above, subject to review by the Company's Board of Directors from time to time as to the extent and continuation of this practice. During the fiscal year ended December 31, 1997, substantially all of the Fund's brokerage commissions were paid to firms which provided research services to the Fund's Investment Adviser.

  Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser, investments of the kind made by the Fund may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and one or more other accounts managed by the Investment Adviser, available investments are allocated in the discretion of the Investment Adviser by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Fund and its other managed accounts, and the price paid to or received by the Fund and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund.

  In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market marker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

  Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitation.

  Subject to the above considerations, Prudential Securities may act as a broker or dealer for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other such brokers or dealers in connection with comparable transactions involving similar securities sold on an exchange during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or dealer in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. In accordance with
Section 11(a) under the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation in a written contract executed by the Fund and Prudential Securities. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities for transactions effected by the Fund during the applicable period. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

  The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1998.

                                           FISCAL YEAR ENDED DECEMBER 31,
                                           ------------------------------
                                           1998       1997        1996
                                           ----  -------------  ---------
Total brokerage commissions paid by the
 Fund....................................  $     $3,677,411.02  $914,031
Total brokerage commissions paid to
 Prudential Securities...................  $     $           0  $      0
Percentage of total brokerage commissions
 paid to Prudential Securities...........      %             0%        0%

  Of the total brokerage commissions paid during the year ended December 31,
1998 $    (or  %) were paid to firms which provided research, statistical or other services to the Manager. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

  The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company
Act) and their parents at December 31, 1998. As of December 31, 1998, the Fund
held securities of      in the amount of $   .

            CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

  THE COMPANY IS AUTHORIZED TO ISSUE 50 MILLION SHARES OF CLASS A COMMON STOCK, 50 MILLION SHARES OF CLASS B COMMON STOCK, 50 MILLION SHARES OF CLASS C COMMON STOCK AND 50 MILLION SHARES OF CLASS Z COMMON STOCK OF THE NICHOLAS-APPLEGATE GROWTH EQUITY FUND SERIES, $.01 PAR VALUE PER SHARE. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees) which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution and/or service fee arrangements and has separate voting rights on any other matter submitted to shareholders in which the interests of one class differ from the interests of another class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sales to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Company's Charter, the Board of Directors may authorize the creation of additional series of common stock, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder.

Shares of the Fund are also redeemable at the option of the Company under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of Common Stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares with the exception of Class Z shares, which are not subject to any distribution or service fees. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE COMPANY DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS OF THE FUND UNLESS OTHERWISE REQUIRED BY LAW. THE COMPANY WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

             PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

  Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of the purchase (Class A shares) or on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges.

  Each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. PMFS will request the following information: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Income Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Nicholas-Applegate Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. You do not need to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that meet the investment objective and policies of the Fund, are liquid and not subject to restrictions on resale, have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, the Distributor sells Class A shares at a maximum sales charge of 5%, sells Class C* shares with a 1% sales charge, and sells Class B* and Class Z shares at NAV. Using the NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

       CLASS A
       Net asset value.................................................... $
       Maximum sales charge (5.00% of offering price).....................
                                                                           ----
       Offering price to public........................................... $
                                                                           ====
       CLASS B
       Net asset value, offering price and redemption price per Class B share*............................................................ $
                                                                           ====
       CLASS C
       Net asset value, offering price and redemption price per Class C share*............................................................ $
       Sales charges (1% of offering price) ..............................
       Offering price to public........................................... $
                                                                           ====
       CLASS Z
       Net asset value, offering price and redemption price per Class Z share............................................................. $
                                                                           ====

           ----------

           *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

  The following will assist you in determining which method of purchase best suits your individual circumstances, based on the Fund's current fees and expenses:

  If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

  If you qualify for a reduced sales charge on Class A shares, you may benefit by purchasing Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation or annuity plans under Sections 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualified deferred compensation plans that are sponsored by any employer that has a tax qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement to the waiver of the sales charge based on the aggregated assets. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Fund). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, The Guaranteed Insulated Separate Account, a separate account offered by Prudential and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:

  .  officers of the Prudential Mutual Funds (including the Fund),

  . employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

  . employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

  . Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

  . registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

  . investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
     (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

  . investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such individual Retirement Account with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

  . orders placed by broker-dealers, investment advisors or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (e.g. mutual fund "wrap" or asset allocation programs), and

  . orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (e.g. mutual fund "supermarket programs").

  For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

  .  an individual;

  .  the individual's spouse, their children and their parents;

  .  the individual's and spouse's Individual Retirement Account (IRA);

  . any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

  . a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  . a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  . one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent, except in the case of retirement and group plans, may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. If the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) must pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or Participants in the retirement group or plan. Letters of Intent are not available to individual participants in retirement or group plans.

CLASS B SHARES

  The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charges" below.

  The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

  The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

  BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential. Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans). Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

  INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT
COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (i) investors purchasing shares through an account at Prudential Securities; (ii) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation (Prusec); and (iii) investors purchasing shares though other Dealers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your Dealer if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

  Class Z shares of the Fund currently are available for purchase by the following categories of investors:

  .  pension, profit-sharing or other employee benefit plans qualified under
     Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

  . participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

  . certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

  . Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996,
     (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,

  . the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities,

  . current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund);

  . employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan and

  .  Prudential with an investment of $10 million or more.

  After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

  Class Z shares of the Fund may also be purchased by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), provided that (1) the plan purchases shares of the Fund pursuant to an investment management agreement with The Prudential Insurance Company of America or its affiliates, (2) the Fund is an available investment option under the agreement and (3) the plan will participate in the PruArray and SmartPath Programs (benefit plan recordkeeping services) sponsored by PMFS LLC. [These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code.

SALE OF SHARES

  You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described in "Contingent Deferred Sales Charges" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

  If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

  If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.

  SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times
(1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

  Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or cashier's check.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Fund may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (or one year in the case of shares purchased prior to November 2, 1998), will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "Shareholder Investment Account--Exchange Privilege."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                      CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
     YEAR SINCE PURCHASE                               OF DOLLARS INVESTED OR
         PAYMENT MADE                                    REDEMPTION PROCEEDS
     -------------------                              -------------------------
        First........................................            5.0%
        Second.......................................            4.0%
        Third........................................            3.0%
        Fourth.......................................            2.0%
        Fifth........................................            1.0%
        Sixth........................................            1.0%
        Seventh......................................             None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

  (1) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

  (2) in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

  (3) in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

  (4) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

  (5) Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds. The Guaranteed Investment Account, the Guaranteed Insulated Separate Account, or units of The Stable Value Fund.

  The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

  In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                        REQUIRED DOCUMENTATION

Death                                     A copy of the shareholder's death
                                          certificate or, in the case of a
                                          trust, a copy of the grantor's death
                                          certificate, plus a copy of the
                                          trust agreement identifying the
                                          grantor.

Disability--An individual will be         A copy of the Social Security
considered disabled if he or she is       Administration award letter or a
unable to engage in any substantial       letter from a physician on the
gainful activity by reason of any         physician's letterhead stating that
medically determinable physical or        the shareholder (or, in the case of
mental impairment which can be            a trust, the grantor) is permanently
expected to result in death or to be      disabled. The letter must also
of long-continued and indefinite          indicate the date of disability.
duration.

Distribution from an IRA or 403(b)        A copy of the distribution form from
Custodial Account                         the custodial firm indicating (i)
                                          the date of birth of the shareholder
                                          and (ii) that the shareholder is
                                          over age 59 1/2 and is taking a
                                          normal distribution--signed by the
                                          shareholder.

Distribution from Retirement Plan         A letter signed by the plan
                                          administrator/trustee indicating the
                                          reason for the distribution.

Excess Contributions                      A letter from the shareholder (for
                                          an IRA) or the plan
                                          administrator/trustee on company
                                          letterhead indicating the amount of
                                          the excess and whether or not taxes
                                          have been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES CHARGE
                                          AS A PERCENTAGE OF DOLLARS INVESTED
                                                 OR REDEMPTION PROCEEDS
                                         --------------------------------------
      YEAR SINCE PURCHASE
         PAYMENT MADE                    $500,001 TO $1 MILLION OVER $1 MILLION
      -------------------                ---------------------- ---------------
         First..........................          3.0%               2.0%
         Second.........................          2.0%               1.0%
         Third..........................          1.0%                 0%
         Fourth and thereafter..........            0%                 0%

  You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  Prudential Retirement Plans. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

  Other Benefit Plans. The CDSC will be waived on redemptions from Benefit Plans holding shares through a Dealer not affiliated with Prudential and for whom the Dealer provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans:

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of the proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the Exchange Privilege may be applicable to new mutual funds (including new series of the Company) the shares of which may be distributed by the Distributor.

  In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

  If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

  If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

  CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege: Prudential California Municipal Fund (California Money Market Series); Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series) (Class A shares); Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series); Prudential MoneyMart Assets (Class A shares); and Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Fund may also be exchanged for Class B and Class C shares, respectively, of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those Prudential Mutual Funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

  Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. A investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

PERIOD OF
MONTHLY INVESTMENTS:                         $100,000 $150,000 $200,000 $250,000
--------------------                         -------- -------- -------- --------
25 years....................................  $  110   $  165   $  220   $  275
20 years....................................     176      264      352      440
15 years....................................     296      444      592      740
10 years....................................     555      833    1,110    1,388
5 years.....................................   1,371    2,057    2,742    3,428

See "Automatic Investment Plan."
----------
/1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees and room and board for the 1993-1994 academic year.

/2/The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN ("AIP")

  Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

  The Transfer Agent, the Distributor or your broker acts as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING/1/

              CONTRIBUTIONS        PERSONAL
               MADE OVER:           SAVINGS            IRA
               ----------           -------            ---
                10 years           $ 26,165         $ 31,291
                15 years             44,675           58,649
                20 years             68,109           98,846
                25 years             97,780          157,909
                30 years            135,346          244,692

----------
/1/The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meets the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial advisor concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class.

  Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Investment Adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Investment Adviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Investment Adviser including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Investment Adviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. NAV is calculated separately for each class. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDEND AND DISTRIBUTION POLICY. The Fund's present policy, which may be changed by the Company's Board of Directors, is to make distributions of any net investment income and capital gains, if any, to shareholders annually.

  TAXES, DIVIDENDS AND DISTRIBUTIONS. The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund will not be liable for federal income tax on its income and capital gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses. The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of its income in compliance with these requirements and anticipates that it will not be subject to the excise tax.

  Dividends paid by the Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Fund is derived from dividends on common or preferred stock. Dividend income earned by the Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days (91 days in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Internal Revenue Code. Net capital gain distributions are not eligible for the dividends received deduction.

  Under the Internal Revenue Code, any distributions designated as being made from the Fund's net capital gains are taxable to its shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 20% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as described whether received in cash or reinvested in additional shares of the Fund.

  Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Company may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Company may from time to time advertise the Fund's average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z Shares.

  Average annual total return is computed according to the following formula:

                                 P(1+T)/n/ = ERV

Where:P = a hypothetical initial payment of $1000.
      T = average annual total return.
      n = number of years.
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the period (or fractional portion thereof).

  Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 1998.

                                             1      5    10     SINCE
                                            YEAR  YEARS YEARS INCEPTION
                                            ----  ----- ----- ---------
      Class A..............................    %      %  N/A        %    (4-9-87)
      Class B..............................                 %           (6-10-91)
      Class C..............................        N/A   N/A             (8-1-94)
      Class Z..............................        N/A   N/A            (3-18-97)

  The average annual total return for Class A shares for the one year, five
year and, ten year periods ended on December 31, 1998 was   %,   and
respectively. The average annual total return for Class B shares for the one
year, five year and since inception periods ended December 31, 1998 was   %,
  % and   %, respectively. The average annual total return for Class C shares
for the one year and since inception periods ended December 31, 1998 was   %
and   %, respectively. The average annual total return for Class Z shares for
the one year and since inception periods ended December 31, 1998 were   % and
  %, respectively.

  AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:


                            ERV - P
                       T =  -------
                               P

Where:P = a hypothetical initial payment of $1000.
      T = aggregate total return.
      ERV = ending redeemable value of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


  Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 1998.

                                            1       5    10     SINCE
                                           YEAR   YEARS YEARS INCEPTION
                                           ----   ----- ----- ---------
      Class A............................. (  )%      %  N/A        %    (4-9-87)
      Class B............................. (  )             %           (6-10-91)
      Class C............................. (  )    N/A   N/A             (8-1-94)
      Class Z............................. (  )    N/A   N/A            (3-18-97)

  YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                               a - b
                                  YIELD = 2[(-------+1)/6/-1 ]
                                                cd

  Where:  a    =  dividends and interest earned during the period.
          b    =  expenses accrued for the period (net of reimbursements). the average daily number of shares outstanding during the period that were entitled to receive
          c    =  dividends.
          d    =  the maximum offering price per share on the last day of the period.


  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

  The Fund's 30-day yields for the period ended December 31, 1998 were ( )%, ( )%, ( )% and ( )% for Class A, Class B, Class C and Class Z shares, respectively.

  The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/




                            [BAR CHART APPEAR HERE]

                         Common Stocks          11.0%
                         Long-Term Gov't Bonds   5.2%
                         Inflation               3.1%

/1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1998 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation ( and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard Deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

  This following chart shows the long-term performance of various asset classes and the rate of inflation.


                          HISTORICAL PERFORMANCE DATA

                           [LINE GRAPH APPEARS HERE]

              Value of $1.00 invested on 1/1/26 through 12/31/97.

        Small Stocks  -- $5,519.97          Long-Term Bonds -- $39.07
        Common Stocks -- $1,828.33          Treasury Bills  -- $14.25
                                            Inflation       -- $ 9.02

----------

Source:Stocks, Bonds, Bills and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

  YEAR                    1987  1988  1989  1990  1991  1992  1993  1994  1995  1996   1997
--------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  TREASURY
  BONDS/1/                 2.0%  7.0% 14.4%  8.5% 15.3%  7.2% 10.7% -3.4% 18.4%  2.7%   9.6%
--------------------------------------------------------------------------------------------
  U.S. GOVERNMENT
  MORTGAGE
  SECURITIES/2/            4.3%  8.7% 15.4% 10.7% 15.7%  7.0%  6.8% -1.6% 16.8%  5.4%   9.5%
--------------------------------------------------------------------------------------------
  U.S. INVESTMENT GRADE
  CORPORATE BONDS/3/       2.6%  9.2% 14.1%  7.1% 18.5%  8.7% 12.2% -3.9% 22.3%  3.3%  10.2%
--------------------------------------------------------------------------------------------
  U.S. HIGH YIELD
  CORPORATE BONDS/4/       5.0% 12.5%  0.8% -9.6% 46.2% 15.8% 17.1% -1.0% 19.2% 11.4%  12.8%
--------------------------------------------------------------------------------------------
  WORLD GOVERNMENT
  BONDS/5/                35.2%  2.3% -3.4% 15.3% 16.2%  4.8% 15.1%  6.0% 19.6%  4.1% (4.3)%
--------------------------------------------------------------------------------------------
  DIFFERENCE BETWEEN
  HIGHEST AND LOWEST
  RETURNS PERCENT         33.2% 10.2% 18.8% 24.9% 30.9% 11.0% 10.3%  9.9%  5.5%  8.7%  17.1%

---------
/1/ Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.
/5/ Salomon Brothers World Government Index (Non U.S.) include 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the             This chart shows the growth of a
performance of major world stock       hypothetical $10,000 investment
markets for the period from            made in the stocks representing
December 31, 1986 through December     the S&P 500 stock index with and
31, 1997. It does not represent        without reinvested dividends.
the performance of any Prudential
Mutual Fund.

Average Annual Total Returns of
   Major World Stock Markets
12/31/86-12/31/97 (in U.S. Dollars)

Netherlands             20.5%
Spain                   20.4%
Sweden                  20.4%
Hong Kong               19.7%
Belgium                 19.5%
Switzerland             17.9%                [LINE GRAPH APPEARS HERE]
USA                     17.1%
UK                      16.6%           Capital Appreciation and
France                  15.6%              Reinvesting Dividends     -- $304,596
Germany                 12.1%              Capital Appreciation only -- $105,413
Austria                  9.6%
Japan                    6.6%


Source: Morgan Stanley Capital         Source: Stocks, Bonds, Bills, and
International (MSCI) and Lipper        Inflation 1998 Yearbook, Ibbotson
Analytical Services, Inc. as of        Associates,  Chicago (annually updates
12/31/97. Used with permission.        work by Roger G. Ibbotson and Rex A.
Morgan Stanley Country indices are     Sinquefield). Used with permission.
unmanaged indices which include        All rights reserved. This chart is used
those stocks making up the largest     for illustrative purposes only and is not
two-thirds of each country's total     intended to represent the past, present
stock market capitalization.           or future performance of any Prudential
Returns reflect the reinvestment       Mutual Fund. Common stock total return is
of all distributions. This chart       based on the Standard & Poor's 500 Stock
is for illustrative purposes only      Index, a market-value-weighted index made
and is not indicative of the past,     up of 500 of the largest stocks in the
present or future performance of       U.S. based upon their stock market value.
any specific investment. Investors     Investors cannot invest directly in
cannot invest directly in stock        indices.
indices.

                  ------------------------------------------

                 WORLD STOCK MARKET CAPITALIZATION BY REGION
                         World Total: $12.5 Trillion

                                  U.S. 49.8%
                                Europe 32.1%
                            Pacific Basin 15.6%
                                Canada 2.5%

                     Source: Morgan Stanley Capital
                     International, December 31, 1997. Used
                     with permission. This chart represents
                     the capitalization of major world stock
                     markets as measured by the Morgan
                     Stanley Capital International (MSCI)
                     World Index. The total market
                     capitalization is based on the value of
                     approximately 1577 companies in 22
                     countries (representing approximately
                     60% of the aggregate market value of
                     the stock exchanges). This chart is for
                     illustrative purposes only and does not
                     represent the allocation of any
                     Prudential Mutual Fund.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

           LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)

                           [LINE GRAPH APPEARS HERE]

------------------------------------------

Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

  The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1976 through December 31, 1997. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P 500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.


           THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK & BOND
                        Indices Over the Past 20 Years
                            (12/31/77 - 12/31/97)*

S&P                            37.6          -7.2
EAFE                           69.9         -23.2
Lehman Aggregate               32.6          -2.9
   "Best Returns Zone"
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAPE Index
1/3 Lehman Aggregate Index
----------

* Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past performance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include [life and health insurance, other healthcare products,] property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than [79,000] persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.5 million cars and insures more than 1.2 million homes.

  Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In Pensions & Investments, May 12, 1996, Prudential was ranked third in terms of total assets under management.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents and more than 1,100 offices throughout the United States./2/

  [Healthcare. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.]

  Financial Services. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly
1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of December 30, 1997 Prudential Investments Fund Management is the 18th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.
----------

/1/ PIC serves as the Subadvisor to substantially all of the Prudential Mutual
    Funds. Wellington Management Company serves as the subadvisor to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp., as one of the subadvisors to Prudential Investment Portfolios, Inc., and Mercator Asset Management LP as the Subadvisor to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisors for The Target Portfolio Trust.
/2/ As of December 31, 1996.

                                     III-1

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital LLC, a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if its important to a Prudential Mutual Fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential
----------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading date represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.

                                     III-2

Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1997, assets held by Prudential Securities for its clients approximated $235 billion. During 1997, over 29,000 new customer accounts were opened each month at Prudential Securities./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas.

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Three Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including changes and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.



----------
/6/ As of December 31, 1994.

/7/ As of December 31, 1997.
/8/ On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                    PART C

                               OTHER INFORMATION

Item 23.

  Exhibits:

    (a) (1) Articles of Amendment and Restatement of Charter of Registrant, incorporated by reference to Exhibit 1(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (2) Articles of Amendment of Charter of Registrant, incorporated by reference to Exhibit 1(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (3) Certificate of Correction, incorporated by reference to Exhibit 1(c) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (4) Articles of Amendment of Charter, incorporated by reference to
     Exhibit 1(d) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (5) Articles of Amendment of Charter of the Registrant, incorporated by reference to Exhibit 1(e) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (6) Articles of Amendment of Charter of the Registrant, incorporated by reference to Exhibit 1(f) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (7) Articles Supplementary, incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 7, 1997.

     (8) Articles Supplementary.*

    (b) (1) Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (2) Amended By-Laws of Registrant, incorporated by reference to
     Exhibit 2(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

    (c) (1) Specimen stock certificates for Class A shares, incorporated by reference to Exhibit 4(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (2) Specimen stock certificates for Class B shares, incorporated by reference to Exhibit 4(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Nicholas-Applegate Capital Management, incorporated by reference to Exhibit 5(b) to Post Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

    (e) (1) Distribution Agreement with Prudential Investment Management Services LLC.*

     (2) Selected Dealer Agreement.*

    (f) Not Applicable.

    (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

     (2) Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 11 to the Registration statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
        Exhibit 9(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

       (2) Credit Facility Agreement between the Registrant and
       Deutschebank.**

    (i) Opinion of counsel, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via Edgar on March 4, 1998.

    (j) Not applicable.

    (k) Not applicable.

    (l) Not applicable.

    (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares.*

     (2) Amended and Restated Distribution and Service Plan for Class B
     Shares.*

     (3) Amended and Restated Distribution and Service Plan for Class C
     Shares.*

    (n) Financial Data Schedules.**

    (o) Amended Rule 18f-3 Plan.*
----------
 *Filed herewith.

**To be filed by amendment.

Item 24. Persons Controlled by or under Common Control with Registrant.

  Fred C. Applegate, Arthur B. Laffer and Charles E. Young, members of the Board of Directors of Registrant, also comprise all of the members of the Board of Trustees of Nicholas-Applegate Mutual Funds, a registered investment company. Accordingly, Registrant and Nicholas-Applegate Mutual Funds may be deemed to be under common control.

  Arthur E. Nicholas, Dann V. Angeloff, and Theodore J. Coburn, members of the Board of Directors of Registrant, are also members of the Board of Trustees of Nicholas-Applegate Investment Trust, a registered investment company. As they constitute 50% of the members of such Board of Trustees, and all of the assets of Nicholas-Applegate Mutual Funds are invested in Nicholas-Applegate Investment Trust, Registrant and Nicholas-Applegate Investment Trust may be deemed to be under common control.

Item 25. Indemnification.

  Section 9 of the Management Agreement filed herewith as Exhibit (a)(1) generally provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or for willfull misfeasance, bad faith, gross negligence or reckless disregard of duty. See "Manager" in the Statement of Additional Information.

  Under Section 5 of the Subadvisory Agreement filed herewith as Exhibit
(a)(2) the Investment Adviser is provided with indemnification by the Registrant against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Subadvisory Agreement or otherwise as an Investment Adviser of the Registrant; provided, however, that no indemnification shall be provided by the Registrant with respect to any liability of the Investment Adviser to the Registrant or its shareholders by reason of the willful misfeasance, bad faith or gross negligence in the performance of the Investment Adviser's duties, by reason of its reckless disregard of its duties and obligations or by reason of its breach of fiduciary duty under the Subadvisory Agreement. See "Investment Adviser" in the Statement of Additional Information.

  Indemnification of Prudential Securities (the "Distributor"), the Distributor of the Class A, Class B, Class C and Class Z Common Stock, respectively, of the Fund, is provided in Section 10 of the Distribution Agreement filed herewith as Exhibit (e), which provision provides that the Fund will indemnify the named Distributor and its officers, directors, and control persons for any and all claims, demands, liabilities and expenses which any of them may incur for untrue statements of fact, or omissions to state a material fact, in the Registrant's Registration Statement or Prospectus. such indemnification is only afforded such Distributor or its officers, directors and control persons if a determination is made that the person to be indemnified was not liable by reason of willful misfeasance, bad faith or gross negligence in the performance of such person's duties or by reason of its reckless disregard of such person's obligations under the Distributor's Distribution Agreement with the Fund.

  Liability of the Registrant's custodian, State Street Bank and Trust Company, is limited under Section 3.10 of the Custodian Agreement filed herewith as Exhibit (g) (1) and (2).

  Indemnification of the Registrant's transfer agent, Prudential Mutual Fund Services LLC ("PMFS"), is provided in Article 5 of the Transfer Agent Agreement filed herewith as Exhibit (h). In Section 5.01 of Article 5 of the Transfer Agent Agreement, the Fund has agreed to indemnify PMFS for, and hold it harmless from, any losses, damages, costs, expenses and liability arising out of or attributable to: (i) the actions of PMFS or its agents and subcontractors taken pursuant to the Transfer Agent Agreement (provided that such actions are taken in good faith and without negligence or willful misconduct); (ii) the Fund's failure to perform its obligations under the Transfer Agent Agreement; (iii) the reliance by PMFS or its agents on information, records or documents received by PMFS from or on behalf of the Fund; (iv) the reliance by PMFS on any instructions or requests of the Fund; or (v) the offer or sale of shares of the Fund in violation of any registration requirements imposed under Federal or applicable state securities laws.

  The Registrant, its officers and directors, and the Investment Adviser are insured under an errors and omissions liability insurance policy which, generally, covers claims by the Registrant's shareholders based on negligent acts by the insureds, negligent failure to discover dishonest acts and the costs and expenses of defending those claims. Such insurance does not protect nor purport to protect the insured parties from liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of such person's commission of fraud, dishonesty or malicious acts or omissions or any willful breach of duty, neglect, misstatement, misleading statement or other act done or wrongfully attempted in the performance of such person's duties.

  Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director who is made a party to any proceeding by reason of his or her service as a director, except in circumstances where the director acted in bad faith or with active and deliberate dishonesty, or the director received an improper personal benefit, or in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The indemnification afforded a director may be made with respect to judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with the proceeding. However, if the proceeding was won by or in the right of the corporation, indemnification may not be made in respect to any proceeding in which the director shall have been adjudicated to be liable to the corporation. The indemnification and advancement of expenses provided or authorized by Section 2-418 of the Maryland General Corporation Law are not exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, bylaws, a resolution of shareholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. A corporation, in addition, may indemnify and advance expenses to an officer, employee or agent who is not a director to the same extent that it may indemnify directors under Section 2-418 of the Maryland General Corporation Law. Section 10 of Article Eighth of the Registrant's Charter filed herewith as Exhibit 1A provides the Directors and officers of the Registrant with affirmative indemnification rights to the fullest extent provided by Maryland law or of any other applicable jurisdiction consistent with applicable law.

  In addition, Section 2-405.2 of the Maryland General Corporation Law provides that the charter of a corporation may include any provision expanding or limiting the liability of the corporation's directors and officers to the corporation or its shareholders for money damages except (i) to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received or (ii) to the extent that a judgment or other financial adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. Section 12 of Article Eighth of the Registrant's Charter filed herewith as Exhibit 1A limits the personal liability of the Directors and officers of the Registrant for money damages to the fullest extent permitted by Maryland law, but does not protect any director or officer against any liability which such person would otherwise be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

  Notwithstanding the provisions of the Registrant's Charter which provide or purport to provide affirmative indemnification rights to the officers and directors of the Registrant, consistent with the applicability of Section 17(h) of the Investment Company Act of 1940, as amended, to the Registrant and its activities, such Charter provisions will not be construed to protect the officers and directors of the Registrant against any liability that any such person may otherwise be subject to by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

  Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit of proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
         (A) PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)

  See "How the Fund Is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, Newark, NJ 07102.

 NAME AND ADDRESS   POSITION WITH PIMF                      PRINCIPAL OCCUPATIONS
 ----------------   ------------------                      ---------------------
 Robert F. Gunia    Executive Vice President    Vice President, Prudential Investments;
                    and Treasurer                Executive Vice President and Treasurer,
                                                 PIFM; Senior Vice President, Prudential
                                                 Securities Incorporated
 Neil A. McGuinness Executive Vice President    Executive Vice President and Director of
                                                 Marketing, PMF&A; Executive Vice President,
                                                 PIFM.
 Brian M. Storms    Officer-In-Charge,          President, PMF&A; Officer-In-Charge,
                    President,                   President, Chief Executive Officer and Chief
                    Chief Executive Officer and  Operating Officer, PIFM
                    Chief Operating Officer
 Robert J. Sullivan Executive Vice President    Executive Vice President, PMF&A; Executive
                                                 Vice President, PIFM.

  Nicholas-Applegate Capital Management, the Investment Adviser of the Registrant, is a registered investment adviser primarily engaged in the investment advisory business. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, which is engaged only in the business of acting as such general partner and as general partner of certain investment limited partnerships.

ITEM 27. PRINCIPAL UNDERWRITERS

  (a) Prudential Investment Management Services LLC (PIMS)

  PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity, Prudential Intermediate Global Income Fund, Inc., Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-CapValue Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential 20/20 Focus Fund, Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust.

  (b) Information concerning the directors and officers of PIMS is set forth below.

                         POSITIONS AND                                           POSITIONS AND
                         OFFICES WITH                                            OFFICES WITH
NAME(1)                  UNDERWRITER                                             REGISTRANT
-------                  -------------                                           -------------
E. Michael Caulfield.... President                                                   None
Mark R. Fetting......... Executive Vice President                                    None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
 07102
Jean D. Hamilton........ Executive Vice President                                    None
Ronald P. Joelson....... Executive Vice President                                    None
Brian M. Storms......... Executive Vice President                                    None
 Gateway Center Three
 100 Mulberry Street
 Newark, New Jersey
 07102
John R. Strangfeld...... Executive Vice President                                    None
Mario A. Mosse ......... Senior Vice President and Chief Operating Officer           None
Scott S. Wallner........ Vice President, Secretary and Chief Legal Officer           None
Michael G. Williamson... Vice President, Comptroller and Chief Financial Officer     None
C. Edward Chaplin....... Treasurer                                                   None

----------

(/1/)The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171 The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07192-4077, and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Three Gateway Center, 100 Mulberry Street, Newark, New Jersey 07102-

4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed-- Manager" and "How the Fund is Managed-Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30. UNDERTAKINGS

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 12th day of January, 1999.

                        NICHOLAS-APPLEGATE FUND, INC.

                        By: /s/ Arthur C. Nicholas
                         ------------------------------------
                           Arthur C. Nicholas, President

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

               Signature                              Title                     Date
               ---------                              -----                     ----
 /s/ Arthur E. Nicholas                 Chairman, President and Director  January 12, 1999
 --------------------------------------
   Arthur E. Nicholas
 /s/ Dann V. Angeloff                   Director                          January 12, 1999
 --------------------------------------
   Dann V. Angeloff
 /s/ Fred C. Applegate                  Director                          January 12, 1999
 --------------------------------------
   Fred C. Applegate
                                        Director                          January 12, 1999
 --------------------------------------
   Theodore J. Coburn
 /s/ Robert F. Gunia                    Director                          January 12, 1999
 --------------------------------------
   Robert F. Gunia
 /s/ Arthur B. Laffer                   Director                          January 12, 1999
 --------------------------------------
   Arthur B. Laffer
 /s/ Charles E. Young                   Director                          January 12, 1999
 --------------------------------------
   Charles E. Young
 /s/ Grace Torres                       Treasurer and Principal Financial January 12, 1999
 --------------------------------------  and Accounting Officer
   Grace Torres

                         NICHOLAS-APPLEGATE FUND, INC.

                     POST-EFFECTIVE AMENDMENT NO. 12

                                 EXHIBIT INDEX

  Exhibit Number                    Description

    (a) (1) Articles of Amendment and Restatement of Charter of Registrant, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (2) Articles of Amendment of Charter of Registrant, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (3) Certificate of Correction, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (4) Articles of Amendment of Charter, incorporated by reference to
       Exhibit 1(d) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (5) Articles of Amendment of Charter of the Registrant, incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (6) Articles of Amendment of Charter of the Registrant, incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (7) Articles Supplementary, incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 7, 1997.

     (8) Articles Supplementary.*

    (b) (1) Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit 2(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (2) Amended By-Laws of Registrant, incorporated by reference to
       Exhibit 2(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

    (c) (1) Specimen stock certificates for Class A shares, incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (2) Specimen stock certificates for Class B shares, incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

    (d) (1) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (2) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and Nicholas-Applegate Capital Management, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

    (e) (1) Distribution Agreement with Prudential Investment Management Services LLC.*

       (2)Selected Dealer Agreement.*

    (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

 Exhibit                            Description
  Number

       (2) Addendum to Custodian Contract between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8(b) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

    (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
        Exhibit 9(a) to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 33-38461) filed via EDGAR on March 4, 1998.

       (2) Credit Facility Agreement between the Registrant and
       Deutschebank.**

    (i) Opinion of counsel, incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A (File No. 3-38461) filed via EDGAR on March 4, 1998.

    (j) Not applicable.

    (k) Not applicable.

    (l) Not applicable.

    (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares.*

       (2) Amended and Restated Distribution and Service Plan for Class B
       Shares.*

       (3) Amended and Restated Distribution and Service Plan for Class C
       Shares.*

    (n) Financial Data Schedules.**

    (o) Amended Rule 18f-3 Plan.*
    ----------
    * Filed herewith.

    **To be filed by amendment.